                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported):
                             December 31, 1996


                       COMMISSION FILE NUMBER 0-3085



                           WYMAN-GORDON COMPANY
    (Exact name of registrant as specified in its charter)



         MASSACHUSETTS                    04-1992780
(State or other jurisdiction           (I.R.S. Employer
incorporation or organization)         Identification No.)



244 WORCESTER STREET, BOX 8001, NO. GRAFTON, MASSACHUSETTS 01536-8001
    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  508-839-4441
















                                  1 of 7

ITEM 5.   OTHER EVENTS

     Pursuant to the Underwriting Agreement dated December 14, 1995 between Wyman-Gordon Company (the "Company"), Cooper Industries, Inc. ("Cooper"), Salomon Brothers Inc., Merrill Lynch & Co., and Schroder Wertheim & Co., Incorporated related to the sale by Cooper of 15,000,000 DECS (Debt Exchangeable for Common Stock) (6% Exchangeable Notes Due January 1, 1999; subject to exchange into shares of the Company's Common Stock, $1.00 par value, (the "DECS")), the Company agreed to make generally available to its securityholders an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement pertaining to such sale of the DECS which shall satisfy the provisions of Section 11(a) of the Securities Act of 1933 (the "Act") and Rule 158 under the Act.

     In accordance with Section 11(a) and Rule 158 of the Act, the Company has included in this Form 8-K an unaudited Statement of Operations for the twelve months ended December 31, 1996.






































                   WYMAN-GORDON COMPANY AND SUBSIDIARIES
              CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                (UNAUDITED)



                                        TWELVE MONTHS ENDED
                                         DECEMBER 31, 1996
                          (000's omitted, except per share data)
Revenue                                      $550,007

Less:
  Cost of goods sold                          470,440
  Selling, general and
    administrative expenses                    40,840
  Other charges                                17,596
                                              528,876

Income from operations                         21,131

Other (income) deductions:
  Interest expense                             10,869
  Miscellaneous, net                           (3,955)
                                                6,914
Income before income taxes                     14,217
Provision (credit) for income taxes           (19,680)

Net income                                   $ 33,897

Net income per share                         $    .93

Shares used to compute net
  income per share                             36,542












     The accompanying notes to the consolidated condensed
Statement of Operations is an integral part of this Statement of Operations.





                   WYMAN-GORDON COMPANY AND SUBSIDIARIES
          NOTES TO CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                   TWELVE MONTHS ENDED DECEMBER 31, 1996
                                (UNAUDITED)


NOTE A - BASIS OF PRESENTATION

     In the opinion of the Company, the accompanying unaudited Consolidated Condensed Statement of Operations contains all adjustments necessary to present fairly its results of operations for the twelve months ended December 31, 1996. All such adjustments are of a normal recurring nature. The Company's fiscal year ends on May 31.

     The accompanying unaudited Consolidated Condensed Statement of Operations has been prepared in accordance with Article 10 of Securities and Exchange Commission Regulation S-X and, therefore, does not include all information and footnotes necessary for a fair presentation of the results of operations in conformity with generally accepted accounting principles. In conjunction with its May 31, 1996 Annual Report on Form 10-K, the Company filed audited consolidated financial statements which included all information and footnotes necessary for a fair presentation of its financial position at May 31, 1996 and 1995 and its results of operations and cash flows for the years ended May 31, 1996 and 1995, the five months ended May 31, 1994 and the year ended December 31, 1993 in conformity with generally accepted accounting principles.


NOTE B - ADOPTION OF RECENT ACCOUNTING STANDARDS

     Effective June 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121"). SFAS 121 prescribes the accounting for the impairment of long-lived assets that are to be held and used in the business and similar assets to be disposed of. The adoption has not had a material effect on earnings or the financial position of the Company.


NOTE C - COST OF GOODS SOLD

     LIFO inventory credits to cost of goods sold in the twelve months ended December 31, 1996 were $4,922,000.

     An actual valuation of inventory under the LIFO method can be made only at the end of each fiscal year based on the inventory levels and costs at that time. Accordingly, interim LIFO calculations are based on management's estimates of expected year-end inventory levels and costs. Because these are subject to many forces beyond management's control, interim results are subject to the final fiscal year-end LIFO inventory valuation.


                   WYMAN-GORDON COMPANY AND SUBSIDIARIES
         NOTES TO CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
             TWELVE MONTHS ENDED DECEMBER 31, 1996 (Continued)
                                (UNAUDITED)


NOTE D - COMMITMENTS AND CONTINGENCIES

     At December 31, 1996, certain lawsuits arising in the normal course of business were pending. The Company denies all material allegations of these complaints. In the opinion of management, the outcome of legal matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

     The Company is subject to extensive, stringent and changing federal, state and local environmental laws and regulations, including those regulating the use, handling, storage, discharge and disposal of hazardous substances and the remediation of alleged environmental contamination. Accordingly, the Company is involved from time to time in administrative and judicial inquiries and proceedings regarding environmental matters. Nevertheless, the Company believes that compliance with these laws and regulations will not have a material adverse effect on the Company's operations as a whole.

     The Company had foreign exchange contracts totaling approximately $23,197,000 at December 31, 1996. These contracts hedge certain normal operating purchase and sales transactions. The exchange contracts generally mature within six months and require the Company to exchange U.K. pounds for non-U.K. currencies or non-U.K. currencies for U.K. pounds. Transaction gains and losses included in the Consolidated Condensed Statements of Operations for the twelve months ended December 31, 1996 were not material.

     In December 1996, the Company's Houston Plant experienced an explosion. The incident occurred while a work crew was performing maintenance and caused eight fatalities and injuries to two other employees. The explosion is currently under investigation by OSHA. A parallel investigation by the Company is also currently being performed. The explosion and investigation has interrupted the use of the 35,000 ton vertical extrusion press. The principal product lines affected are extrusions, for both pipe and powder metal processing, and large closed die forgings. The production from that press represents approximately 10% of total Company revenues. The blast damage appears to be localized, but at this time the Company does not have sufficient knowledge to estimate how long the extrusion press will be incapacitated. The Company is working with its customers to reschedule deliveries or to supply them from other Wyman-Gordon plants. Employees have returned to work in other parts of the Houston plant, including in the machine shop and at the turbine die forge area. The effect of the incident on the Company's financial statements is currently being determined by Management.


                   WYMAN-GORDON COMPANY AND SUBSIDIARIES
         NOTES TO CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
             TWELVE MONTHS ENDED DECEMBER 31, 1996 (Continued)
                                (UNAUDITED)

NOTE E - INCOME TAX REFUND

     In the twelve months ended December 31, 1996, the Company recognized the net benefit of a refund of prior years' income taxes amounting to $19,680,000, plus interest of $3,484,000. The refund relates to the carryback of tax net operating losses to tax years 1981, 1984 and 1986 under the provisions of Internal Revenue Code Section 172(f). The amount of net operating losses carried back to such years was approximately $48,500,000. At December 31, 1996, the Company has approximately $38,000,000 of net operating loss carryforwards available to offset future taxable income.

NOTE F - OTHER CHARGES

     In the twelve months ended December 31, 1996, the Company recorded other charges of $17,596,000. Such other charges include $8,000,000 to provide for the costs of workforce reductions at the Company's Grafton, Massachusetts facility and the write-off and disposal of certain equipment.

     Other charges recorded during the twelve months ended December 31, 1996 also include $2,300,000 to reduce the carrying value of certain assets of the Company's titanium castings operations, $3,455,000 to recognize the Company's 25.0% share of the net losses of its Australian Joint Venture and to reduce the carrying value of such joint venture, $250,000 relating to expenditures for an investment in another joint venture and $3,591,000 to reduce the carrying value of the cash surrender value of certain company-owned life insurance policies.

NOTE G - STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED
DECEMBER 31, 1996

     Pursuant to the Underwriting Agreement dated December 14, 1995 between Wyman-Gordon Company (the "Company"), Cooper Industries, Inc. ("Cooper"), Salomon Brothers Inc., Merrill Lynch & Co., and Schroder Wertheim & Co., Incorporated related to the sale by Cooper of 15,000,000 DECS (Debt Exchangeable for Common Stock) (6% Exchangeable Notes Due January 1, 1999; subject to exchange into shares of the Company's Common Stock, $1.00 par value, (the "DECS")), the Company agreed to make generally available to its securityholders an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement pertaining to such sale of the DECS which shall satisfy the provisions of Section 11(a) of the Securities Act of 1933 (the "Act") and Rule 158 under the Act.

     In accordance with Section 11(a) and Rule 158 of the Act, the Company has included in this Form 8-K an unaudited Statement of Operations for the twelve months ended December 31, 1996.


                                SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              WYMAN-GORDON COMPANY




Date:    1/24/97              By:  /S/ANDREW C. GENOR
         4/14/97                   Vice President
                                   Chief Financial Officer
                                   and Treasurer




































                                    -7-